UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011

SGB INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-53490	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 25 Jia He Road, Xinjing Centre, Unit C2606
Siming District, Xiamen City, Fujian Province
PRC China 361000
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86-13611930299
Registrant’s fax number, including area code: +86-05972265123

Not Applicable
(Former name or former address, if changed since last report)

Copies of correspondence to:

Clark Wilson LLP
800 – 885 West Georgia Street
Vancouver, B.C. V6C 3H1
Tel: (604) 687-5700
Fax: (604)687-6314
Attn: L.K. Larry Yen, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On December 29, 2011, the Board of Directors of our company dismissed by mutual agreement, Stan J.H. Lee, CPA (“Lee”), as its principal independent accountant. On December 29, 2011, we engaged MNP LLP, Chartered Accountants as our principal independent accountant. The audit committee of our company approved the dismissal of Lee and the engagement of MNP LLP as its independent auditor.

Lee’s report on our company’s financial statements for the fiscal years ended March 31, 2011 and March 31, 2010 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our company’s financial statements contained an explanatory paragraph for the fiscal years ended March 31, 2011 and March 31, 2010 in respect to the substantial doubt about its ability to continue as a going concern.

During our company’s fiscal years ended March 31, 2011 and March 31, 2010 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Lee on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of Lee, would have caused Lee to make reference to the subject matter of the disagreement(s) in connection with its report.

During our company’s fiscal years ended March 31, 2011 and March 31, 2010 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Lee with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Lee is filed as an exhibit to this Current Report on Form 8-K.

(b) During our company’s fiscal years ended March 31, 2011 and March 31, 2010 and in the subsequent interim period through the date of appointment of MNP LLP on December 29, 2011, we have not consulted with MNP LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has MNP LLP provided to our company a written report or oral advice that MNP LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, our company has not consulted with MNP LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated December 29, 2011 from Stan J.H. Lee, CPA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGB INTERNATIONAL HOLDINGS, INC.

Per:	/s/ Xin Li
Xin Li
Chief Executive Officer and Director
December 29, 2011